EXHIBIT 99.1

TiVo Corporation 2160 Gold Street San Jose, CA 95002

TIVO CORPORATION REPORTS FOURTH QUARTER 2019 FINANCIAL RESULTS

Overachieved on Revenue and Adjusted EBIDTA Estimates for 2019
Successfully Unveiled TiVo Stream 4K
Xperi and TiVo Make Progress on the Combination

SAN JOSE, Calif. - (BUSINESS WIRE) - February 18, 2020 - TiVo Corporation (NASDAQ: TIVO), the company that brings entertainment together, today reported financial results for its fourth quarter ended December 31, 2019.

“The Company continues to execute and reported strong solid financial results in the quarter, delivering revenue and Adjusted EBITDA above the top end of our expectations," said Dave Shull, President and Chief Executive Officer. “The Company continues to drive initiatives that will deliver long-term profitable growth. In our IP business, we added a multi-year patent license agreement with a significant social media customer. We unveiled TiVo Stream 4K, a unique product for the streaming wars, to a phenomenal set of press reviews at CES in January, receiving multiple “best of show” awards. In addition, we are making progress toward completing our combination with Xperi and are excited about the prospects for the combined company.”

TiVo Fourth Quarter 2019 Financial Highlights:

•
In December, Xperi Corporation and TiVo announced a definitive agreement to combine in an all-stock transaction; creating a leader in consumer entertainment experiences - both audio and video, and a world-class leader in IP licensing.

•	For 2019, revenue of $668.1 million, was above the top end of our previously-provided estimates range.

•
The Company made progress with our profitability initiatives. Q4 GAAP loss from operations was $209.5 million (income from operations of $7.6 million excluding goodwill impairment). As a result of our focused execution on cost savings, our Q4 Adjusted EBITDA was $61.2 million, an increase of 45% from Q4 2018.

TiVo Fourth Quarter 2019 Business and Recent Operating Highlights:

Product Business

•
In January, we announced the upcoming release of our new product - TiVo Stream 4K: a streaming solution with a launch price of $49.99 that allows consumers to discover and watch what they want, from a single platform.

•
TiVo announced a collection of new content partners for its video network, TiVo+™. An additional 23 new channels will join the current lineup of 26 free streaming channels currently available, bringing the total to 49.

•	The Company continues to expand its Android TVTM-based IPTV version of TiVo User Experience 4. The Company now has nine operators who will deploy this solution, up from seven last quarter.

Intellectual Property Licensing Business

•
Added a multi-year patent license agreement with a significant social media customer. This is TiVo’s second major licensee in this emerging space within the last few quarters. This reaffirms the Company’s position that, while the video market will be disrupted by these online social and video platforms, TiVo’s portfolio remains highly relevant.

•
We made progress in Q4 with our renewals. First, we completed a long-term extension with Roku for their streaming platform; providing another proof point of our portfolio’s relevance in the new video consumption landscape. Second, we completed an early extension with Panasonic for their CE business. Lastly, we also renewed a license agreement with a leading Korean broadcasting solution company, extending our coverage of the local Korean service provider market.

•	In addition, we made progress in our OTT licensing program last quarter and also entered into a long-term license with a major U.S.-based OTT service this quarter.

2020 Full Year Outlook:

The Company provided its 2020 full-year outlook, which does not include the impact of the Company’s previously announced combination with Xperi Corporation1:

Current Expectations
	Low	High
Total revenue, net	$650 million	$690 million
GAAP (loss) income before income taxes	$(18) million	$4 million
Adjusted EBITDA	$230 million	$260 million
Non-GAAP Pre-tax Income	$150 million	$180 million
Cash Taxes	$26 million	$27 million

GAAP Diluted Weighted Average Shares Outstanding		128 million
Non-GAAP Diluted Weighted Average Shares Outstanding		129 million

[1]
Adjusted EBITDA, Non-GAAP Pre-tax Income, Non-GAAP Diluted Weighted Average Shares Outstanding and Cash Taxes are defined below in the section entitled “Non-GAAP Financial Information.” Reconciliations between GAAP and Non-GAAP amounts are provided in the tables below.

Capital Resources:

On November 22, 2019, the Company entered into a new $715.0 million Term Loan Facility and secured a $60.0 million Asset-Backed Revolving Loan Credit Facility. The Company repaid $621.9 million of outstanding borrowings under Term Loan Facility B with the proceeds from the new Term Loan Facility, which matures in 2024. These transactions provide the capital needed to make future investments in strategic initiatives to drive long-term growth.

##

Fourth Quarter 2019 Summary Financial Results:

Quarterly Financial Information	(In thousands)
	Three Months Ended December 31,
	2019	2018	% Change
GAAP Consolidated Results
Product Revenue	$91,683	$96,479	(5)%
IP Licensing Revenue	83,515	71,980	16%
Total Revenues, net	$175,198	$168,459	4%

GAAP Total operating costs and expenses	$384,726	$441,943	(13)%
Total OpEx Excluding Goodwill Impairment	$167,618	$172,943	(3)%

Operating loss	$(209,528)	$(273,484)	(23)%
Loss from continuing operations before income taxes	$(219,917)	$(287,442)	(23)%
Loss from continuing operations, net of tax	$(218,080)	$(288,189)	(24)%

GAAP Diluted weighted average shares outstanding	126,444	123,802

	(In thousands)
	Three Months Ended December 31,
	2019	2018	% Change
Non-GAAP Consolidated Results
Non-GAAP Total COGS and OpEx	$114,019	$126,318	(10)%
Adjusted EBITDA	$61,179	$42,141	45%
Non-GAAP Pre-tax Income	$47,162	$30,151	56%
Cash Taxes	$5,446	$3,519	55%

Non-GAAP Diluted Weighted Average Shares Outstanding	127,448	124,338

•
Product revenues were down $4.8 million or 5% year-over-year, driven by a decrease in consumer revenue due to an increase in the amortization period for product lifetime subscriptions and lower hardware sales. Also contributing to the decline was lower Platform Solutions revenue from pay TV customers. Offsetting these decreases was a $3.2 million increase in Software and Services revenue driven by new TV Viewership Data deals.

•
IP Licensing revenues increased by $11.5 million, or 16% year-over-year, driven by new deals signed in our New Media, International Pay TV and other vertical and a $4.0 million benefit from a large US Pay TV operator revising its historical reporting.

•	Non-GAAP Total COGS and OpEx decreased by $12.3 million, or 10% year-over-year as a result of our focused execution on cost savings.

•
During the quarter, the Company recorded a $217.1 million non-cash Goodwill impairment charge driven by the elimination of an assumed control premium from the fair value estimates following execution of the Xperi Merger Agreement.

Segment Results and Operating Highlights - Product:

	(In thousands)
	Three Months Ended December 31,
	2019	2018	% Change
Platform Solutions	$68,590	$74,519	(8)%
Software and Services	21,528	18,300	18%
Other	1,565	3,660	(57)%
Total Product Revenue, net	91,683	96,479	(5)%
Adjusted Operating Expenses	72,547	83,440	(13)%
Adjusted EBITDA	$19,136	$13,039	47%
Adjusted EBITDA Margin	20.9%	13.5%

Total Product Revenue, net	$91,683	$96,479	(5)%
Hardware	(2,512)	(3,824)	(34)%
Other Products	(1,565)	(3,660)	(57)%
Core Product Revenue (excludes revenue from Hardware and Other Products)	$87,606	$88,995	(2)%

Segment Results and Operating Highlights - IP Licensing:

	(In thousands)
	Three Months Ended December 31,
	2019	2018	% Change
US Pay TV Providers	$47,208	$42,348	11%
CE Manufacturers	10,575	8,890	19%
New Media, International Pay TV Providers and Other	25,732	20,742	24%
Total IP Licensing Revenue, net	83,515	71,980	16%
Adjusted Operating Expenses	27,137	25,742	5%
Adjusted EBITDA	$56,378	$46,238	22%
Adjusted EBITDA Margin	67.5%	64.2%

Conference Call Information

TiVo management will host a conference call today, February 18, 2020, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial and operational results. Investors and analysts interested in participating are welcome to call (866) 621-1214 (or international +1-706-643-4013) and reference conference ID 2758129. The conference call may also be accessed via live webcast in the Investor Relations section of TiVo’s website at http://ir.tivo.com. A replay of the audio webcast will be available on the TiVo Investor Relations website after the public filing of the transcript of the call is completed in accordance with regulatory requirements. A telephonic replay of the call will be accessible after the transcript is filed through February 25, 2020 by dialing (855) 859-2056 (or international +1-404-537-3406) and entering conference ID 2758129.

Non-GAAP Financial Information

TiVo Corporation provides Non-GAAP information to assist investors in assessing its operations in the way that its management evaluates those operations. Non-GAAP Pre-Tax Income, Non-GAAP Cost of Licensing, Services and Software Revenues, Non-GAAP Cost of Hardware Revenues, Non-GAAP Research and Development Expenses, Non-GAAP Selling, General and Administrative Expenses, Non-GAAP Depreciation, Non-GAAP Total OpEx Excluding Goodwill Impairment, Non-GAAP Total OpEx, Non-GAAP Total COGS and OpEx, Adjusted EBITDA and Non-GAAP Interest Expense are supplemental measures of the Company's performance that are not required by, and are not determined in accordance with, GAAP. Non-GAAP financial information is not a substitute for any financial measure determined in accordance with GAAP.

Non-GAAP Pre-tax Income is defined as GAAP income (loss) from continuing operations before income taxes, as adjusted for the effects of items such as amortization of intangible assets, equity-based compensation, accretion of contingent consideration, amortization or write-off of note issuance costs, discounts on convertible debt and mark-to-market adjustments for interest rate swaps and interest on escheat liabilities; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as goodwill impairment, restructuring and asset impairment charges, merger, separation and transformation costs, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration, TiVo acquisition litigation, expenses in connection with the extinguishment or modification of debt, gain on settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, other-than temporary impairment losses on strategic investments, gains on the sale of strategic investments and changes in escheat liabilities.

Non-GAAP Cost of Licensing, Services and Software Revenues is defined as GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation and transaction, transition and integration expenses.

Non-GAAP Cost of Hardware Revenues is defined as GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation and transition and integration expenses.

Non-GAAP Research and Development Expenses is defined as GAAP research and development expenses excluding equity-based compensation, transition and integration expenses and retention earn-outs payable to former shareholders of acquired businesses.

Non-GAAP Selling, General and Administrative Expenses is defined as GAAP selling, general and administrative expenses excluding equity-based compensation, merger, separation and transformation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Non-GAAP Depreciation is defined as GAAP depreciation expenses excluding the impact of additional depreciation resulting from changes in the estimated useful lives of assets involved in facility rationalization actions.

Total OpEx Excluding Goodwill Impairment is defined as GAAP Total Operating costs and expenses excluding goodwill impairment.

Non-GAAP Total OpEx is defined as the sum of GAAP research and development and selling, general and administrative expenses, depreciation and gain on sale of patents excluding equity-based compensation, merger, separation and transformation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, gain on settlement of acquired receivable and additional depreciation resulting from facility rationalization actions.

Non-GAAP Total COGS and OpEx is defined as GAAP Total Operating costs and expenses, excluding depreciation, amortization of intangible assets, goodwill impairment, restructuring and asset impairment charges, equity-based compensation, merger, separation and transformation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Adjusted EBITDA is defined as GAAP operating income (loss) excluding depreciation, amortization of intangible assets, goodwill impairment, restructuring and asset impairment charges, equity-based compensation, strategic review costs, merger, separation and transformation costs, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Non-GAAP Interest Expense is defined as GAAP interest expense, excluding accretion of contingent consideration, amortization or write-off of issuance costs, discounts on convertible debt and interest on escheat liability, plus the reclassification of the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps.

Cash Taxes are defined as GAAP current income tax expense excluding changes in reserves for unrecognized tax benefits.

Non-GAAP Diluted Weighted Average Shares Outstanding is defined as GAAP diluted weighted average shares outstanding except for periods of a GAAP loss. In periods of a GAAP loss, GAAP diluted weighted average shares outstanding are adjusted to include dilutive common share equivalents outstanding that were excluded from GAAP diluted weighted average shares outstanding because the Company had a loss and therefore these shares would have been anti-dilutive.

The Company's management evaluates and makes decisions about its business operations primarily based on Non-GAAP financial information. Management uses Non-GAAP financial measures as the basis for decision-making as they exclude items management does not consider to be “core costs” or “core proceeds”. For each Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison to its historical and projected financial performance in different reporting periods. For example, since the Company does not acquire or dispose of businesses on a predictable cycle, management excludes the amortization of intangible assets, merger, separation and transformation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, TiVo Acquisition litigation, and gain on settlement of acquired receivables from its Non-GAAP financial measures in order to make more consistent and meaningful evaluations of the Company's operating expenses as these items may be significantly impacted by the timing and magnitude of acquisitions. Management also excludes the effect of goodwill impairment, restructuring and asset impairment charges, expenses in connection with the extinguishment or modification of debt, gain on the settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, other-than-temporary impairment losses on strategic investments, gains on the sale of strategic investments and changes in escheat liability. Management excludes the impact of equity-based compensation to provide meaningful supplemental information that allows investors greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may facilitate comparison with the results of other companies in our industry, as well as to provide the Company’s management with an important tool for financial and operational decision-making and for evaluating the Company’s performance over different periods of time. Due to varying valuation techniques, reliance on subjective assumptions and the variety of award types and features that may be in use, we believe that providing Non-GAAP financial measures excluding equity-based compensation allows investors to make more meaningful comparisons between our operating results and those of other companies. Management excludes the accretion of contingent consideration, amortization or write-off of note issuance costs and discounts on convertible debt, mark-to-market adjustments for interest rate swaps and interest on escheat liability when management evaluates the Company's expenses. Management reclassifies the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps to interest expense in order for Non-GAAP Interest Expense to reflect the effects of the interest rate swaps as these interest rate swaps were entered into to control the effective interest rate the Company pays on its debt.

Management uses these Non-GAAP financial measures to help it make decisions, including decisions that affect operating expenses and operating margin. Management believes that making Non-GAAP financial information available to investors, in addition to GAAP financial information, may facilitate more consistent comparisons between the Company's performance over time with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that these Non-GAAP financial measures have limitations as analytical tools, including the fact that management must exercise judgment in determining which types of items to exclude from the Non-GAAP financial information. In addition, as other companies, including companies similar to TiVo Corporation, may calculate their Non-GAAP financial measures differently than the Company calculates its Non-GAAP financial measures, these Non-GAAP financial measures may have limited usefulness to investors when comparing financial performance among companies. Management believes, however, that providing Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations for each Non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the tables below.

About TiVo Corporation

TiVo (NASDAQ: TIVO) brings entertainment together, making it easy to find, watch and enjoy. We serve up the best movies, shows and videos from across live TV, on-demand, streaming services and countless apps, helping people to watch on their terms. For studios, networks and advertisers, TiVo delivers a passionate group of watchers to increase viewership and engagement across all screens. Go to tivo.com and enjoy watching.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, future growth, profitability and success of the Company’s Product and IP Licensing businesses, the timing and completion of the TiVo/Xperi combination transaction, the prospects for the combined TiVo/Xperi company, growth of certain markets for intellectual property licensing, as well as future business strategies, future product offerings and deployments, and technology and intellectual property licenses with various customers. These forward-looking statements are based on TiVo’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays, whether inside or outside the Company’s control, in the merger process, delays in product development or deployments, the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered, as well as the other potential factors described under "Risk Factors" included in TiVo’s Annual Report on Form 10-K for the year ended December 31, 2019 and other documents of TiVo Corporation on file with the Securities and Exchange Commission (available at www.sec.gov). TiVo cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Android TV is a trademark of Google LLC.

Investor Relations                    Press Relations
Nicole Noutsios                        Lerin O'Neill
TiVo Corporation                     TiVo Corporation
+1 510-315-1003                        +1 408-562-8455
tivo@nmnadvisors.com                     lerin.oneill@tivo.com

TIVO CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenues, net:
Licensing, services and software	$172,686	$164,635	$659,261	$681,130
Hardware	2,512	3,824	8,868	14,735
Total Revenues, net	175,198	168,459	668,129	695,865
Costs and expenses:
Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	42,051	42,602	156,533	169,149
Cost of hardware revenues, excluding depreciation and amortization of intangible assets	3,967	5,231	18,117	19,491
Research and development	34,801	43,391	148,422	177,285
Selling, general and administrative	52,147	47,141	191,417	181,047
Depreciation	5,242	5,212	21,247	21,464
Amortization of intangible assets	28,153	27,873	112,727	147,336
Restructuring and asset impairment charges	1,257	1,493	7,741	10,061
Goodwill impairment	217,108	269,000	354,561	269,000
Total costs and expenses	384,726	441,943	1,010,765	994,833
Operating loss	(209,528)	(273,484)	(342,636)	(298,968)
Interest expense	(13,422)	(12,909)	(49,902)	(49,150)
Interest income and other, net	4,376	2,711	8,526	5,682
Gain (loss) on interest rate swaps	509	(3,760)	(4,966)	3,425
Loss on debt extinguishment	(1,852)	—	(2,152)	—
Loss from continuing operations before income taxes	(219,917)	(287,442)	(391,130)	(339,011)
Income tax (benefit) expense	(1,837)	747	14,144	14,052
Loss from continuing operations, net of tax	(218,080)	(288,189)	(405,274)	(353,063)
(Loss) Income from discontinued operations, net of tax	(4,414)	(23)	(4,793)	3,715
Net loss	$(222,494)	$(288,212)	$(410,067)	$(349,348)

Basic loss per share:
Continuing operations	$(1.72)	$(2.33)	$(3.23)	$(2.87)
Discontinued operations	(0.03)	—	(0.04)	0.03
Basic loss per share	$(1.75)	$(2.33)	$(3.27)	$(2.84)
Weighted average shares used in computing basic per share amounts	126,444	123,802	125,484	123,020

Diluted loss per share:
Continuing operations	$(1.72)	$(2.33)	$(3.23)	$(2.87)
Discontinued operations	(0.03)	—	(0.04)	0.03
Diluted loss per share	$(1.75)	$(2.33)	$(3.27)	$(2.84)
Weighted average shares used in computing diluted per share amounts	126,444	123,802	125,484	123,020

Dividends declared per share	$—	$0.18	$0.34	$0.72

See notes to the Consolidated Financial Statements in our Annual Report on Form 10-K.

TIVO CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$373,719	$161,955
Short-term marketable securities	51,293	158,956
Accounts receivable, net	158,016	152,866
Inventory	3,197	7,449
Prepaid expenses and other current assets	27,023	30,806
Total current assets	613,248	512,032
Long-term marketable securities	—	73,207
Property and equipment, net	48,264	53,586
Intangible assets, net	415,054	513,770
Goodwill	1,189,825	1,544,343
Right-of-use assets	59,888	—
Other long-term assets	56,293	63,365
Total assets	$2,382,572	$2,760,303

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$126,249	$104,981
Unearned revenue	50,968	46,072
Current portion of long-term debt	343,035	373,361
Total current liabilities	520,252	524,414
Unearned revenue, less current portion	39,879	54,495
Long-term debt, less current portion	642,504	618,776
Deferred tax liabilities, net	34,231	45,030
Long-term lease liabilities	61,603	—
Other long-term liabilities	10,420	24,647
Total liabilities	1,308,889	1,267,362
Stockholders' equity:
Preferred stock	—	—
Common stock	129	126
Treasury stock	(38,176)	(32,124)
Additional paid-in capital	3,235,996	3,239,395
Accumulated other comprehensive loss	(3,612)	(3,869)
Accumulated deficit	(2,120,654)	(1,710,587)
Total stockholders’ equity	1,073,683	1,492,941
Total liabilities and stockholders’ equity	$2,382,572	$2,760,303

See notes to the Consolidated Financial Statements in our Annual Report on Form 10-K.

TIVO CORPORATION AND SUBSIDIARIES
REVENUE AND SEGMENT DETAILS
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total Revenues, net	$175,198	$168,459	$668,129	$695,865
Legacy TiVo Solutions IP Licenses	—	—	—	(20,063)
Hardware	(2,512)	(3,824)	(8,868)	(14,735)
Other Products	(1,565)	(3,660)	(3,097)	(8,667)
Core Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses, Hardware and Other Products)	$171,121	$160,975	$656,164	$652,400

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Product Revenue
Platform Solutions	$68,590	$74,519	$267,441	$315,814
Software and Services	21,528	18,300	80,443	76,249
Other	1,565	3,660	3,097	8,667
Total Product Revenue, net	91,683	96,479	350,981	400,730

IP Licensing Revenue
US Pay TV Providers	47,208	42,348	173,217	185,954
CE Manufacturers	10,575	8,890	42,503	35,644
New Media, International Pay TV Providers and Other	25,732	20,742	101,428	73,537
Total IP Licensing Revenue, net	83,515	71,980	317,148	295,135

Total Revenues, net	$175,198	$168,459	$668,129	$695,865

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total Product Revenue, net	$91,683	$96,479	$350,981	$400,730
Hardware	(2,512)	(3,824)	(8,868)	(14,735)
Other Products	(1,565)	(3,660)	(3,097)	(8,667)
Core Product Revenue (excludes revenue from Hardware and Other Products)	$87,606	$88,995	$339,016	$377,328

Total IP Licensing Revenue, net	$83,515	$71,980	$317,148	$295,135
Legacy TiVo Solutions IP Licenses	—	—	—	(20,063)
Core Intellectual Property Licensing Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses)	$83,515	$71,980	$317,148	$275,072

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Adjusted EBITDA:
Product	$19,136	$13,039	$48,490	$67,010
IP Licensing	56,378	46,238	221,186	195,603
Corporate	(14,335)	(17,136)	(58,383)	(62,521)
Adjusted EBITDA	$61,179	$42,141	$211,293	$200,092

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP loss from continuing operations before income taxes	$(219,917)	$(287,442)	$(391,130)	$(339,011)
Amortization of intangible assets	28,153	27,873	112,727	147,336
Restructuring and asset impairment charges	1,257	1,493	7,741	10,061
Goodwill impairment	217,108	269,000	354,561	269,000
Equity-based compensation	6,246	11,553	28,705	39,779
Merger, separation and transformation costs	12,307	—	26,212	—
Transition and integration costs	394	494	1,736	9,797
Earnout amortization	—	—	—	1,494
CEO transition cash costs	—	—	1,000	(975)
Remeasurement of contingent consideration	—	—	—	1,104
Gain on sale of strategic investments	(2,030)	(145)	(2,030)	(662)
Loss on debt extinguishment	1,852	—	2,152	—
Change in escheat liability	—	—	165	—
Accretion of contingent consideration	—	—	—	235
Amortization of note issuance costs	683	591	2,422	2,300
Amortization of convertible note discount	3,018	3,369	12,809	13,246
Mark-to-market loss (income) related to interest rate swaps	(1,326)	3,365	3,280	(6,848)
Interest on escheat liability	(583)	—	(1,001)	—
Non-GAAP Pre-tax Income	$47,162	$30,151	$159,349	$146,856

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Diluted weighted average shares outstanding	126,444	123,802	125,484	123,020
Dilutive effect of equity-based compensation awards	1,004	536	757	575
Non-GAAP Diluted Weighted Average Shares Outstanding	127,448	124,338	126,241	123,595

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	$42,051	$42,602	$156,533	$169,149
Equity-based compensation	(793)	(1,295)	(3,035)	(4,558)
Merger, separation and transformation costs	(8)	—	(8)	—
Transition and integration costs	(361)	(315)	(830)	(373)
Non-GAAP Cost of Licensing, Services and Software Revenues	$40,889	$40,992	$152,660	$164,218

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets	$3,967	$5,231	$18,117	$19,491
Equity-based compensation	(26)	—	(96)	—
Non-GAAP Cost of Hardware Revenues	$3,941	$5,231	$18,021	$19,491

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Research and development expenses	$34,801	$43,391	$148,422	$177,285
Equity-based compensation	(1,786)	(4,029)	(7,119)	(13,986)
Merger, separation and transformation costs	(24)	—	(24)	—
Transition and integration costs	(2)	(178)	(589)	(1,613)
Earnout amortization	—	—	—	(287)
Non-GAAP Research and Development Expenses	$32,989	$39,184	$140,690	$161,399

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Selling, general and administrative expenses	$52,147	$47,141	$191,417	$181,047
Equity-based compensation	(3,641)	(6,229)	(18,455)	(21,235)
Merger, separation and transformation costs	(12,275)	—	(26,180)	—
Transition and integration costs	(31)	(1)	(317)	(7,811)
Earnout amortization	—	—	—	(1,207)
CEO transition cash costs	—	—	(1,000)	975
Remeasurement of contingent consideration	—	—	—	(1,104)
Non-GAAP Selling, General and Administrative Expenses	$36,200	$40,911	$145,465	$150,665

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Total operating costs and expenses	$384,726	$441,943	$1,010,765	$994,833
Depreciation	(5,242)	(5,212)	(21,247)	(21,464)
Amortization of intangible assets	(28,153)	(27,873)	(112,727)	(147,336)
Restructuring and asset impairment charges	(1,257)	(1,493)	(7,741)	(10,061)
Goodwill impairment	(217,108)	(269,000)	(354,561)	(269,000)
Equity-based compensation	(6,246)	(11,553)	(28,705)	(39,779)
Merger, separation and transformation costs	(12,307)	—	(26,212)	—
Transition and integration costs	(394)	(494)	(1,736)	(9,797)
Earnout amortization	—	—	—	(1,494)
CEO transition cash costs	—	—	(1,000)	975
Remeasurement of contingent consideration	—	—	—	(1,104)
Non-GAAP Total COGS and OpEx	$114,019	$126,318	$456,836	$495,773

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Total operating costs and expenses	$384,726	$441,943	$1,010,765	$994,833
Goodwill impairment	(217,108)	(269,000)	(354,561)	(269,000)
Total OpEx Excluding Goodwill Impairment	$167,618	$172,943	$656,204	$725,833

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Operating loss	$(209,528)	$(273,484)	$(342,636)	$(298,968)
Depreciation	5,242	5,212	21,247	21,464
Amortization of intangible assets	28,153	27,873	112,727	147,336
Restructuring and asset impairment charges	1,257	1,493	7,741	10,061
Goodwill impairment	217,108	269,000	354,561	269,000
Equity-based compensation	6,246	11,553	28,705	39,779
Merger, separation and transformation costs	12,307	—	26,212	—
Transition and integration costs	394	494	1,736	9,797
Earnout amortization	—	—	—	1,494
CEO transition cash costs	—	—	1,000	(975)
Remeasurement of contingent consideration	—	—	—	1,104
Adjusted EBITDA	$61,179	$42,141	$211,293	$200,092

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
GAAP Interest expense	$(13,422)	$(12,909)	$(49,902)	$(49,150)
Accretion of contingent consideration	—	—	—	235
Amortization of note issuance costs	683	591	2,422	2,300
Amortization of convertible note discount	3,018	3,369	12,809	13,246
Reclassify current period cost of interest rate swaps	(818)	(396)	(1,686)	(3,423)
Interest on escheat liability	(583)	—	(1,001)	—
Non-GAAP Interest Expense	$(11,122)	$(9,345)	$(37,358)	$(36,792)

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FORECAST FINANCIAL INFORMATION
(In millions)
(Unaudited)

	FY 2020 Expectations
	Low	High
GAAP (loss) income from continuing operations before income taxes	$(18)	$4
Amortization of intangible assets	113	113
Equity-based compensation	33	35
Merger, separation and transformation costs	15	20
Amortization of note issuance costs and convertible note discount	7	8
Mark-to-market loss related to interest rate swaps (1)	—	—
Non-GAAP Pre-tax Income (1)	$150	$180

Cash Taxes	$26	$27

(1) Due to their nature, changes in the mark-to-market of interest rate swaps have not been included in the outlook. Actual results may differ materially from the outlook.

	FY 2020 Expectations
	Low	High
GAAP Operating income	$46	$68
Depreciation	23	24
Amortization of intangible assets	113	113
Equity-based compensation	33	35
Merger, separation and transformation costs	15	20
Adjusted EBITDA	$230	$260

FY 2020 Expectations
GAAP Diluted Weighted Average Shares Outstanding	128
Dilutive effect of equity-based compensation awards	1
Non-GAAP Diluted Weighted Average Shares Outstanding	129